August 2, 2005

Coconut Palm Acquisition Corp.
595 South Federal Highway
Suite 600
Boca Raton, Florida 33432

                  Re:  Coconut Palm Acquisition Corp. ("Company")
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Gentlemen:

                  Each of the undersigned hereby waives its or his right to exercise conversion rights with respect to any shares of the Company's common stock owned by the undersigned, directly or indirectly, and agrees that it or he will not seek conversion with respect to such shares in connection with any vote to approve a business combination (as is more fully described in the Company's Prospectus relating to the Company's initial public offering).

                                      Very truly yours,

                                      RPCP INVESTMENTS, LLLP


                                      By: /s/ Richard C. Rochon
                                          ---------------------
                                            Name: Richard C. Rochon
                                            Title: President


                                      /s/ Richard C. Rochon
                                      ---------------------
                                      Richard C. Rochon


                                      /s/ Stephen J. Ruzika
                                      ---------------------
                                      Stephen J. Ruzika


                                      /s/ Jack I. Ruff
                                      ----------------
                                      Jack I. Ruff


                                      /s/ Mario B. Ferrari
                                      --------------------
                                      Mario B. Ferrari


                                      /s/ Robert C. Farenhem
                                      ----------------------
                                      Robert C. Farenhem